UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 29, 2021, Wave Life Sciences Ltd. (the “Company” or “Wave”) issued a press release announcing data from the Company’s Phase 1b/2a PRECISION-HD2 and PRECISION-HD1 clinical trials evaluating investigational WVE-120102 and WVE-120101, respectively, in patients with Huntington’s disease (HD). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, the press release indicated that Wave management will host an investor conference call at 4:30 p.m. ET on March 29, 2021 to discuss the results and provide a business update. For purposes of the call, and in connection with the announcement described above, the Company plans to share an investor slide presentation during the investor conference call, which will be available on the “For Investors & Media” section of the Company’s website at http://ir.wavelifesciences.com/.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 29, 2021, the Company disclosed that it has submitted a clinical trial application (CTA) for WVE-N531. WVE-N531 is the Company’s investigational splicing candidate being developed for patients with Duchenne muscular dystrophy (DMD) who are amenable to exon 53 skipping. WVE-N531 is the Company’s third clinical candidate to utilize novel PN backbone chemistry modifications, an advancement in rational drug design from Wave’s PRISMTM discovery and drug development platform. It is also the Company’s first splicing candidate and first DMD candidate with PN backbone chemistry modifications. In preclinical experiments, judicious use of PN backbone chemistry modifications in stereopure oligonucleotides has generally increased potency, exposure and durability across the Company’s silencing, splicing and editing modalities.

The information set forth in the press release referred to in Item 7.01 above, other than the fifth and eighth paragraphs thereof and the information under the “Cash Guidance” subheading, is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

99.1	Press Release issued by Wave Life Sciences Ltd. dated March 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: March 29, 2021